UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 3, 2014

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 3, 2014, as expected, Daily Journal Corporation (the “Company”) received a Staff Delisting Determination notice from The NASDAQ Stock Market (“NASDAQ”) as a result of the Company’s failure to file its quarterly reports on Form 10-Q for the first two quarters of fiscal 2014 by June 30, 2014.

As previously reported, NASDAQ had granted the Company until June 30, 2014 to regain compliance with NASDAQ Stock Market Rule 5250(c)(1), which requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Company had not been timely in the filing of its annual report on Form 10-K for fiscal 2013 and in the filing of its quarterly reports on Form 10-Q for the first two quarters of fiscal 2014. The Company filed its Form 10-K for fiscal 2013 with the SEC on June 24, 2014, and now that the Company has engaged BDO USA, LLP (“BDO”) as its new independent registered public accounting firm, the Company expects to file the two reports on Form 10-Q as soon as practicable. When those filings are made, the Company expects to be back in compliance with NASDAQ Stock Market Rule 5250(c)(1).

The Staff Delisting Determination notice will not immediately result in the delisting of the Company’s common stock. Under NASDAQ Stock Market Rules, the Company’s common stock will continue to trade on NASDAQ during the pendency of an appeal by the Company. The Company intends to commence such an appeal by the required deadline, which is within seven days of the date of the notice. NASDAQ will generally suspend the delisting for a period of 15 days following that deadline, although the Company expects to request additional time to enable BDO to complete its review of the two quarterly reports.

The Staff Delisting Determination indicates that given the circumstances which prevented the Company from filing its quarterly reports and the Company’s actions to date, the NASDAQ staff would not object to a NASDAQ appeals panel granting the Company additional time. There can be no assurance that the additional time will be granted or that the Company will be successful in its appeal of the delisting determination.

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These “forward-looking” statements involve risks and uncertainties that may cause actual future events or results to differ materially from those described in the forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “should,” “believes,” “will,” “plans,” “estimates,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments, or otherwise. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in documents we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman Chief Executive Officer President Chief Financial Officer Treasurer

Dated: July 3, 2014